Investment Portfolioas of September 30, 2022 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 90.0%
Diversified Telecommunication Services 12.7%
Deutsche Telekom AG (Registered)	48,021	817,652
Frontier Communications Parent, Inc.*	44,638	1,045,868
Hellenic Telecommunications Organization SA	32,912	475,886
Iridium Communications, Inc.*	9,492	421,160
Liberty Global PLC “A”*	37,234	580,478
Orange SA	84,039	758,530
Verizon Communications, Inc.	102,390	3,887,748
		7,987,322
Entertainment 15.2%
IMAX Corp.*	21,222	299,655
Live Nation Entertainment, Inc.*	7,417	563,989
Netflix, Inc.*	9,983	2,350,398
Spotify Technology SA*	6,678	576,311
Take-Two Interactive Software, Inc.*	13,003	1,417,327
Walt Disney Co.*	38,946	3,673,776
Warner Music Group Corp. “A”	30,001	696,323
		9,577,779
Equity Real Estate Investment Trusts (REITs) 2.5%
American Tower Corp.	3,132	672,440
Crown Castle, Inc.	6,452	932,637
		1,605,077
Hotels, Restaurants & Leisure 0.4%
Entain PLC	19,866	236,784
Household Durables 0.7%
Sony Group Corp.	6,700	428,654
Interactive Media & Services 36.2%
Alphabet, Inc. “A”*	73,680	7,047,492
Alphabet, Inc. “C”*	82,940	7,974,681
Match Group, Inc.*	17,426	832,091
Meta Platforms, Inc. “A”*	47,557	6,452,534
Snap, Inc. “A”*	55,054	540,630
		22,847,428
IT Services 0.9%
Akamai Technologies, Inc.*	3,897	313,007
GDS Holdings Ltd. (ADR)* (a)	14,612	258,048
		571,055
Leisure Products 0.1%
Peloton Interactive, Inc. “A”*	13,069	90,568

Media 10.4%
Charter Communications, Inc. “A”*	4,265	1,293,788
Comcast Corp. “A”	74,322	2,179,864
Criteo SA (ADR)*	29,224	789,925
Liberty Media Corp. “A”* (a)	18,768	714,498
New York Times Co. “A”	18,688	537,280
Sirius XM Holdings, Inc. (a)	109,606	625,850
TechTarget, Inc.*	4,477	265,038
Viaplay Group AB “B”*	9,290	181,655
		6,587,898
Professional Services 1.1%
RELX PLC	29,135	710,606
Real Estate Management & Development 0.8%
KE Holdings, Inc. (ADR)*	28,630	501,598
Software 0.8%
Applovin Corp. “A”*	12,243	238,616
Dolby Laboratories, Inc. “A”	3,966	258,385
		497,001
Wireless Telecommunication Services 8.2%
KDDI Corp.	64,600	1,911,583
T-Mobile U.S., Inc.*	21,468	2,880,361
Vodafone Group PLC	353,194	394,859
		5,186,803
Total Common Stocks (Cost $57,740,403)		56,828,573

	Principal Amount ($)	Value ($)

Convertible Bonds 1.5%
Diversified Consumer Services 1.0%
Chegg, Inc., Zero Coupon, 9/1/2026	841,000	634,100
Media 0.5%
DISH Network Corp., Zero Coupon, 12/15/2025	498,000	326,688
Total Convertible Bonds (Cost $1,452,712)		960,788

	Shares	Value ($)

Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 2.79% (b) (c) (Cost $1,652,313)	1,652,313	1,652,313

Cash Equivalents 8.4%
DWS Central Cash Management Government Fund, 2.84% (b) (Cost $5,275,875)	5,275,875	5,275,875

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $66,121,303)	102.5	64,717,549
Other Assets and Liabilities, Net	(2.5)	(1,582,032)
Net Assets	100.0	63,135,517

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2022	Value ($) at 9/30/2022
Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 2.79% (b) (c)
4,897,629	—	3,245,316 (d)	—	—	30,537	—	1,652,313	1,652,313
Cash Equivalents 8.4%
DWS Central Cash Management Government Fund, 2.84% (b)
490,785	14,427,642	9,642,552	—	—	26,820	—	5,275,875	5,275,875
5,388,414	14,427,642	12,887,868	—	—	57,357	—	6,928,188	6,928,188

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2022 amounted to $1,598,112, which is 2.5% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2022.

ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Diversified Telecommunication Services	$5,935,254	$2,052,068	$—	$7,987,322
Entertainment	9,577,779	—	—	9,577,779
Equity Real Estate Investment Trusts (REITs)	1,605,077	—	—	1,605,077
Hotels, Restaurants & Leisure	—	236,784	—	236,784
Household Durables	—	428,654	—	428,654
Interactive Media & Services	22,847,428	—	—	22,847,428
IT Services	571,055	—	—	571,055
Leisure Products	90,568	—	—	90,568
Media	6,406,243	181,655	—	6,587,898
Professional Services	—	710,606	—	710,606
Real Estate Management & Development	501,598	—	—	501,598
Software	497,001	—	—	497,001
Wireless Telecommunication Services	2,880,361	2,306,442	—	5,186,803
Convertible Bonds (a)	—	960,788	—	960,788
Short-Term Investments (a)	6,928,188	—	—	6,928,188
Total	$57,840,552	$6,876,997	$—	$64,717,549

(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH3
R-080548-1 (1/23)